LONG-TERM DEBT	12 Months Ended
Jan. 03, 2021
Financial Instruments [Abstract]
LONG-TERM DEBT	LONG-TERM DEBT:

	Effective interest rate (1)	Principal amount		Maturity date
		January 3, 2021	December 29, 2019

Revolving long-term bank credit facility, interest at variable U.S. LIBOR-based interest rate plus a spread ranging from 1% to 3%(2)	2.3%	$—	$245,000	April 2025
Term loan, interest at variable U.S. LIBOR-based interest rate plus a spread ranging from 1% to 3%, payable monthly(3)	2.6%	300,000	300,000	April 2025
Term loan, interest at variable U.S. LIBOR-based interest rate plus a spread ranging from 1.7% to 3%, payable monthly(3)	2.6%	400,000	—	April 2022
Notes payable, interest at fixed rate of 2.70%, payable semi-annually(4)	2.7%	100,000	100,000	August 2023
Notes payable, interest at variable U.S. LIBOR-based interest rate plus a spread of 1.53% payable quarterly(4)	2.7%	50,000	50,000	August 2023
Notes payable, interest at fixed rate of 2.91%, payable semi-annually(4)	2.9%	100,000	100,000	August 2026
Notes payable, interest at variable U.S. LIBOR-based interest rate plus a spread of 1.57% payable quarterly(4)	2.9%	50,000	50,000	August 2026
		$1,000,000	$845,000
(1)Represents the annualized effective interest rate for the year ended January 3, 2021, including the cash impact of interest rate swaps, where applicable.
(2)The Company’s unsecured revolving long-term bank credit facility of $1 billion provides for an annual extension which is subject to the approval of the lenders. The spread added to the U.S. LIBOR-based variable interest rate is a function of the total net debt to EBITDA ratio (as defined in the credit facility agreement and its amendments). In addition, an amount of $7.2 million (December 29, 2019 - $22.5 million) has been committed against this facility to cover various letters of credit.
(3)The unsecured term loans are non-revolving and can be prepaid in whole or in part at any time with no penalties. The spread added to the U.S. LIBOR-based variable interest rate is a function of the total net debt to EBITDA ratio (as defined in the term loan agreement and their amendments).
(4)The unsecured notes issued for a total aggregate principal amount of $300 million to accredited investors in the U.S. private placement market can be prepaid in whole or in part at any time, subject to the payment of a prepayment penalty as provided for in the Note Purchase Agreement.

In March 2020, the Company amended its unsecured revolving long-term bank credit facility of $1 billion and its unsecured term loan of $300 million, in each case to extend the maturity dates from April 2024 to April 2025. On April 6, 2020, the Company entered into a new unsecured two-year term loan agreement for a total principal amount of $400 million. Under the terms of the revolving long-term bank credit facility, both term loan facilities, and the notes, the Company is required to comply with certain covenants, including maintenance of financial ratios. In addition, as at January 3, 2021, the Company had an additional $60 million available under various undrawn overdraft facilities.

On June 26, 2020, given the rapidly changing environment and level of uncertainty being created by the COVID-19 pandemic and the associated impact on current and future earnings, the Company amended its various loans and note agreements in order to modify its covenants to provide increased financial flexibility.

The amendments effect changes to certain provisions and covenants under the revolving long-term bank credit facility, both term loan facilities, and the privately issued notes during the period beginning March 30, 2020 and ending April 4, 2021 (the “covenant relief period”), as follows:

•An increase in the maximum Total Net Debt to EBITDA Ratio (ratio of the Company’s total debt to EBITDA for the preceding four fiscal quarters) from 3.25 to 1.00 to (i) 3.50 to 1.00 for the fiscal quarter ending September 27, 2020, (ii) 4.50 to 1.00 for the fiscal quarter ending January 3, 2021, (iii) 4.50 to 1.00 for the fiscal quarter ending April 4, 2021, and (iv) 3.50 to 1.00 for the fiscal quarter ending July 4, 2021 and at all times thereafter;
•A decrease in the minimum Interest Coverage Ratio (ratio of the Company’s EBITDA for the preceding four fiscal quarters to its consolidated total interest expense) from 3.50 to 1.00 to 3.00 to 1.00 for all periods;
•The computation of EBITDA for purposes of the Total Net Debt to EBITDA Ratio and Interest Coverage Ratio calculations was adjusted to exclude the financial results of the fiscal quarter ending June 28, 2020 and annualizing the three other fiscal quarters included in the twelve-month measurement period to arrive at a twelve-month trailing EBITDA ending on the date on which the ratios are calculated, and to limit the amount of adjustments made in the computation of EBITDA;
11. LONG-TERM DEBT (continued):

•Dividends and share repurchases are not permitted during the covenant relief period, except during the fiscal quarters ending January 3, 2021 and April 4, 2021 if the Total Net Debt to EBITDA Ratio is less than 3.00 to 1.00;
•Maintain a minimum available liquidity of at least $400 million;
•Total investments, capital expenditures, and acquisitions, cannot exceed $100 million in the aggregate during the covenant relief period, unless certain liquidity thresholds are met;
•Sales of assets cannot exceed $25 million;
•Incurrence of new indebtedness cannot exceed $100 million; and
•Inclusion of customary anti-cash hoarding provisions.

During the covenant relief period, the applicable spread added to the variable U.S. LIBOR-based interest rate for the revolving long-term bank credit facility and both term loan facilities will increase by between 50 to 100 basis points per year, varying as a function of the Total Net Debt to EBITDA ratio. Private noteholders will receive an increase of 125 basis points per year (payable quarterly) during the covenant relief period (which is recorded in bank and other financial charges for fiscal 2020), unless the Company is in compliance with its original covenants on the last day of such fiscal quarter. In addition, upfront costs of $3.9 million incurred for the amendments are included in bank and other financial charges for fiscal 2020.

The Company was in compliance with all amended financial covenants at January 3, 2021.